UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2019 (December 11, 2019)

SAExploration Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or other jurisdiction of incorporation)

001-35471

(Commission file number)

27-4867100

(IRS Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079

(Address of principal executive offices) (Zip Code)

(281) 258-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	SAEX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

Amendments to Debt Instruments

On December 11, 2019 (the “Closing Date”), SAExploration Holdings, Inc., a Delaware corporation (the “Company”), SAExploration Inc., a Delaware corporation and a subsidiary of the Company (the “Borrower”), and the other guarantors party thereto entered into that certain Amendment No. 5 to Third Amended and Restated Credit and Security Agreement (the “ABL Amendment”), with all of the Lenders (as defined in the ABL Agreement) (the “ABL Lenders”), and Cantor Fitzgerald Securities, as administrative agent and collateral agent (the “ABL Agent”), in order to amend that certain Third Amended and Restated Credit and Security Agreement, dated as of September 26, 2018 (as amended, amended and restated, or otherwise modified, the “ABL Agreement”), by and among the Borrower, the Company, the other guarantors party thereto, the ABL Lenders, and the ABL Agent to, among other things, (i) request and receive advances in the aggregate principal amount of $5.0 million from the ABL Lenders (the “Fifth Amendment Advance”), (ii) provide for the ability to request and receive additional advances in the aggregate principal amount of $5.0 million from the ABL Lenders who may agree in the future to provide additional advances (the “Fifth Amendment Additional Advance”), (iii) make certain other changes in the ABL Agreement to account for the Fifth Amendment Advance and Fifth Amendment Additional Advance, and (iv) provide for the issuance of the Series F Warrants (as defined below) pursuant to the Warrant Agreement (as defined below) exercisable for shares of the Company’s common stock, par value $.0001 per share (the “Common Stock”). On the Closing Date, the Borrower borrowed the entire amount of the Fifth Amendment Advance to be used for additional working capital.

Pursuant to the ABL Agreement, as amended by the ABL Amendment, the Company is required to use its best efforts to obtain, as promptly as practicable, all consents, authorizations, and approvals, including, as required, to obtain shareholder approval for the issuance of the Series F Warrants and to comply with the listing requirements of the Nasdaq Stock Market LLC (the “Nasdaq”) necessary to permit the issuance by the Company of the Series F Warrants pursuant to the terms and conditions of the Warrant Agreement.

On the Closing Date and in connection with the ABL Amendment, the Company entered into the following amendments to its other existing debt instruments in order to, among other things, allow for the consummation of the transactions contemplated by the ABL Amendment and the Warrant Agreement:

•

Amendment No. 1 to Intercreditor Agreement, dated as of December 11, 2019 (the “Intercreditor Amendment”), by and among the ABL Agent, the Term Agent (as defined in the Intercreditor Amendment), the Convertible Noteholder Trustee (as defined in the Intercreditor Amendment), and the ABL Lenders, Term Lenders (as defined in the Intercreditor Amendment) party thereto, and holders of Convertible Notes (as defined in the Intercreditor Amendment) party thereto, as acknowledged and consented to by each Loan Party (as defined in the Intercreditor Amendment and including the Company); and

•

Amendment No. 1 to Amended and Restated Intercreditor Agreement, dated as of December 11, 2019 (the “A&R Intercreditor Amendment”), by and between the ABL Agent, the Term Agent (as defined in the A&R Intercreditor Amendment), and the ABL Lenders and Term Lenders (as defined in the A&R Intercreditor Amendment) party thereto, as acknowledged and consented to by each Loan Party (as defined in the A&R Intercreditor Amendment and including the Company).

The foregoing descriptions of the ABL Amendment, the Intercreditor Amendment, and the A&R Intercreditor Amendment are summaries only and are qualified in their entirety by reference to the complete text of (i) the ABL Amendment, attached hereto as Exhibit 10.1, (ii) the Intercreditor Amendment, attached hereto as Exhibit 10.2, and (iii) the A&R Intercreditor Amendment, attached hereto as Exhibit 10.3, each incorporated by reference into this Item 1.01.

Warrant Agreement

On the Closing Date and in connection with the ABL Amendment, the Company entered into that certain Warrant Agreement (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent. The Warrant Agreement provides that the Company shall issue, from time to time on and after the Closing Date, Series F warrants (the “Closing Date Warrants”) exercisable for up to 10% of the issued and outstanding shares (the “Closing Date Warrant Shares”) of Common Stock, on a fully diluted basis as of the Closing Date (or 2,040,430 shares of Common Stock), at an initial exercise price of $.0001 per share, and, immediately prior to the funding of the Fifth Amendment Additional Advance, Series F warrants (the “Additional Warrants” and collectively with the Closing Date Warrants, the “Series F Warrants”) to purchase up to 10% of the issued and outstanding shares (the “Additional Warrant Shares” and together with the Closing Date Warrant Shares, the “Warrant Shares”) of Common Stock, on a fully diluted basis as of the Fifth Amendment Additional Advance Date (or 2,267,145 shares of Common Stock as of the Closing Date).

On the Closing Date, the Company issued an aggregate of 429,537 of the Closing Date Warrants to the ABL Lenders. Upon approval by the Nasdaq of the Company’s listing application regarding the Warrant Shares, the Company will issue a further 429,967 of the Closing Date Warrants to the ABL Lenders. The remaining Closing Date Warrants will be issued upon receipt by the Company of the approval of its shareholders of the issuance of the Warrant Shares.

The Warrant Agreement provides that if the Company has not obtained the approval of its shareholders with respect to the transactions contemplated by the Warrant Agreement, then the Company may only issue, upon exercise of the Series F Warrants, a number of Warrant Shares which, when aggregated with any shares of Common Stock issued on or after the Closing Date and prior to such exercise date, would not exceed 859,504 shares of Common Stock (or approximately 19.99% of the outstanding Common Stock as of the Closing Date) (the “Issuable Maximum”).

Until such time as the Series F Warrants and the Warrant Shares issuable upon exercise of the Series F Warrants are registered under the Securities Act of 1933, as amended (the “Securities Act”), such warrants and shares will be subject to restrictions on transfer.

Pursuant to the Warrant Agreement, each Series F Warrant gives the holder thereof the right to purchase one share of Common Stock, subject to certain limitations on the ability of the holders to exercise their Series F Warrants, including the Issuable Maximum and a limitation on the ability of certain holders to exercise a Series F Warrant if it would cause such holder to beneficially own in excess of 9.99% of the outstanding Common Stock.

Each beneficial owner of a Series F Warrant shall be entitled to any dividend, whether payable in cash, in kind or other property, that would be distributed to such beneficial owner if such beneficial owner’s Series F Warrants had been converted in full into shares of Common Stock immediately prior to the close of business on the record date for the determination of the stockholders entitled to receive such dividend.

The Company issued and will issue the Series F Warrants in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) thereof. The Company will not receive any cash proceeds from the issuance of the Series F Warrants and no commission or other remuneration was paid or given in connection with the Warrant Agreement.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of any of the Series F Warrants or the Warrant Shares, in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Series F Warrants and the Warrant Shares have not been registered under the Securities Act or any state securities laws, and unless so registered, may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

The foregoing description of the Warrant Agreement is a summary only and is qualified in its entirety by reference to the complete text of the Warrant Agreement, attached hereto as Exhibit 4.1, each incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligations or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided under Item 1.01 of this Current Report on Form 8-K regarding the Fifth Amendment Advance and the Fifth Amendment Additional Advance is also responsive to Item 2.03 of this Current Report on Form 8-K and is hereby incorporated by reference into this Item 2.03.

Items 3.02 Unregistered Sales of Equity Securities

The information provided under Item 1.01 of this Current Report on Form 8-K regarding the Series F Warrants and the Warrant Shares is also responsive to Item 3.02 of this Current Report on Form 8-K and is hereby incorporated by reference into this Item 3.02.

Item 8.01 Other Events

Forward-looking Statements

Except for statements of historical fact, the matters discussed herein are “forward-looking statements” within the meaning of the applicable U.S. federal securities laws. The words “may,” “possible,” “estimates”, “expects,” “believes” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements, including statements regarding the possible impact of the matters summarized in this Form 8-K, may or may not be realized, and differences between estimated results and those actually realized may be material.

Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, risks relating to the following known and unknown things:

•	the outcome of the previously disclosed SEC investigation, which could include sanctions against the Company and its officers and directors, civil lawsuits and criminal penalties;

•	the impact of the restatement and conclusion of the Company regarding the effectiveness of its internal controls and disclosure controls and procedures, among other things;

•	the outcome of the Company’s internal investigation into the matters summarized in the Company’s previous filings with the SEC;

•	additional risks may arise in the process of completing the restatement and related disclosures to be revised;

•	the possible impact on payments received from the State of Alaska regarding completed tax credits and pending applications;

•	risks related to a possible delisting from the Nasdaq Capital Market;

•

the availability of liquidity and capital resources, including the Company’s need to obtain additional working capital for upfront expenditures for upcoming projects, and the potential impact this has on the Company’s business and competitiveness;

•

risks related to the Company’s debt agreements and related previously disclosed events of default, including the risks that the holders of the debt do not provide waivers of the events of default and seek to accelerate the maturity date of the applicable debt and exercise other remedies, such as foreclosure, among other things;

•	risks arising from the holders of the Company’s debt taking other actions against the Company, including by seeking a bankruptcy filing;

•	the potential need for the Company itself to seek bankruptcy protection;

•	costs and outcomes of pending and future litigation;

•	the impact that the disclosure in this Form 8-K, as well as possible future filings and disclosures may have on the Company’s business, including customers, employees and others;

•

the time and expense required to respond to the SEC and for the Company to complete the restatement and its internal investigation, which expenses are likely to be material and are likely to have a material adverse impact on the Company’s cash balance, cash flow and liquidity; and

•	other risks described more fully in the Company’s filings with the SEC that relate to matters not covered in this Form 8-K.

Each of these risks, and the known and unknown consequences of these risks, could have a material negative impact on the Company, its business and prospects. As of the date of this Form 8-K, the Company cannot make any assurances regarding the impact or outcome of these risks. Forward-looking statements reflect the views of the Company as of the date hereof. The Company does not undertake to revise these statements to reflect subsequent developments, other than in compliance with U.S. federal securities laws and the Company’s determination that any such revised disclosure is necessary or advisable to do.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Warrant Agreement, dated as of December 11, 2019, by and between SAExploration Holdings, Inc., a Delaware corporation, and Continental Stock Transfer & Trust Company, a New York corporation.

10.1	Amendment No. 5 to Third Amended and Restated Credit and Security Agreement, dated as of December 11, 2019, by and among SAExploration, Inc., a Delaware corporation, as borrower, SAExploration Holdings, Inc., a Delaware corporation, the other guarantors party thereto, the lenders party thereto, and Cantor Fitzgerald Securities, as administrative agent and collateral agent for the Lenders.

10.2	Amendment No. 1 Intercreditor Amendment, dated as of December 11, 2019, by and among Cantor Fitzgerald Securities, as agent, Delaware Trust Company, as administrative agent and collateral agent, Wilmington Savings Fund Society, FSB, as trustee and collateral trustee, and the ABL Lenders, Term Lenders and holders of Convertible Notes party thereto.

10.3	Amendment No. 1 to Amended and Restated Intercreditor Agreement, dated as of December 11, 2019, by and among Cantor Fitzgerald Securities, as agent, Delaware Trust Company, as administrative agent and collateral agent, and the ABL Lenders and Term Lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAExploration Holdings, Inc.

Date: December 12, 2019	By:	/s/ Kevin Hubbard
	Name:	Kevin Hubbard
	Title:	Interim Chief Financial Officer